                     TL Lease Funding Corp. IV
                     Monthly Statement
                     For the Collection Period ended 5/31/96

                                                       Note
                                           Collection  Distribution
                                         Account       Account

Beginning Balance                                   $0

Deposit of Collections and Other Amounts

Collections during the Collection Period  4,298,446.00
[4.7(b)]
Less:
Collections to reimburse ServicerAdvances
[4.7(c)(i)]                                (713,539.00)
Collections from Repurchased Leases or
Substituted Leases [(4.7(c)(ii)]                  0.00
Add: Servicer Advances [3.3]                756,810.00
Add: Investment Earnings                     17,466.00
Available Amount                          4,359,183.00

Payments on Payment Date [4.8]

(a) Unreimbursed Servicer Advances to the
Servicer(when deemed by Servicer to be
uncollectible)                                    0.00

(b)Servicing Fee Arrearage to the Service         0.00

(c)Servicing Fee to the Servicer            (65,530.00)

(d)Class A Interest Arrearage                     0.00          0.00

(e)Class A Interest Payment Amount         (334,999.00)   334,999.00

(f)Class B Interest Arrearage                     0.00          0.00

(g)Class B Interest Payment Amount          (48,186.00)    48,186.00

(h)Class A Principal Payment Amount      (3,509,837.00) 3,509,837.00

(i)ClassB Principal Amount as follows:
1)to Class A Holders to extent of Subor
dination Shortfall                                0.00          0.00

2) remainder to Class A Holders if
restricting events exists                         0.00          0.00

3) if no Restricting Event, remainder to
Class B Holders                            (400,631.00)   400,631.00

(j)Class B Holders, if Restricting Event          0.00          0.00
exists

(k)Certificateholders                             0.00

Subtotal                                 (4,359,183.00) 4,293,653.00

Distributions to Noteholders                           (4,293,653.00)

Ending Balance                                    0.00          0.00

 TL Lease Funding Corp. IV
Monthly Statement
For the Collection Period ended 5/31/96



Subordination Amount

Aggregate Discounted Lease Balance
(on the last day of the Collection Period)               $74,763,374
Add: Available Amount less Servicing Fee, Class A&
B Interest Payment Amount and Class A Principal
Payment Amount                                               400,631
Less: Outstanding Class A Principal Balance
(AFTER CURRENT PAYMENT DATE)                             (59,302,537)
Subordination Amount                                     $15,861,468

Minimum Required Subordination Amount                     $4,590,968

Subordination Shortfall                                            0


Restricting Event calculations

(1)Average Aggregate Delinquencies - trailing 6 mo           670,710
Average Aggregate Discounted Lease Balance -
trailing 6 months                                         84,515,223

Delinquency Ratio                                              79.00%

Maximum Delinquency Ratio                                       2.00%


(2)Aggregate Discounted Lease Bal. of Charged-off          1,115,410

Annualized Net Charge-offs                                 2,230,820

Average Aggregate DiLease Balance-trailing 6 months       84,515,223

Charge-off Ratio                                                2.64%

Maximum Charge-off Ratio                                        5.00%

Restricting Event                                            NO

Substitution calculations (Section 5.1)

(1)Cumulative DiscouLeases substituted                            $0
         for Leases subject to Defaulted Leases

Maximum ADLB of substituted Leases (6% of ADLB at         $6,481,364
closing date)
(2)Cumulative DiscouLeases substituted                            $0
         for Leases subject to Warranty Event

Maximum ADLB of substituted Leases (5% of ADLB at         $5,401,137
closing date)
(3)Cumulative DiscouBalance of Leases substituted                 $0
         for Leases

Maximum ADLB of substituted Leases
(10% of ADLB at Closing Date)                            $10,802,273
(4)Aggregate Discounted Lease Balance
(on the last day of the Collection Period)               $71,478,667
Less: Outstanding Class A Principal Balance
(on the last day of the Collection)                      (59,302,537)
substitution subordination amount                        $12,176,130

Greater of:
a)17%ofADLB on the last day of the Collection Period      12,151,373
b) Minimum Required Subordination Amount                  $4,590,968

If substitution subordination amount does not exceed the greater of
(a) and (b), there can be no substitutions for Early Termination
Leases or Warranty Events

Early Termination Leases (Section 3.2(b))

Aggregate principal amount of all Leases which have become
Early Termination Leases                                  $2,654,109
Maximum Early Termination Leases (3% of ADLRB at Cut
Off Date)                                                  3,448,849

                       TL Lease Funding Corp. IV
                       Monthly Statement
 For the Collection Period ended 5/31/96

Payments on ClasSecurities (per $1,000 of initial principal balance, per page 35 & 36 of Prospectus)

Class A
Principal Payment                                         33.3047489
Interest Payment                                           3.5275952

Class B
Principal Payment                                         42.9194661
Interest Payment                                           4.2274131

Remaining outstanding principal balance, Class A         628.1193509
(per $1,000 of intial principal balance)
Remaining outstanding principal balance, Class B         628.9872270
(per $1,000 of intial principal balance)

Class A Pool Factor                                       62.8119351%
(remaining outstanding principal balance /
initial outstanding principal balance, after current payment)

Class B Pool Factor                                       62.8987227%
(remaining outstanding principal balance /
 initial outstanding principal balance, after current payment)

Discounted Lease and Residual Data

ADLB on the last day of the Collection Period             71,695,906
ADLRB on the last day of the Collection Period            78,279,041

Loss and Delinqency Data

DLB of Defaulted Leases for the Collection Period        $125,664.00
# of Defaulted Leases                                             20

DLB of Early Termination Leases for the                  $247,374.00
Collection Period
# of Early Termination Leases                                     53

DLB of repurchased Leases for the Collection Perio                $0
# of repurchased Leases                                            0

DLB of delinquent Leases (90 days delinquent) for the
Collection Period                                           $571,521


               TL Lease Funding Corp. IV
                                 Monthly Statement
              For The Collection Period ended 5/31/96


                    ADLB
                     per AR  Aging       Percent

Current                       69,084,068         96.65%
31-60 Days past Due            1,209,418          1.69%
61-90 Days Past Due              615,558          0.86%
Over 90 Days Past Due            571,521          0.80%
Total                         71,480,565        100.00%







